                                                                               .
                                                                               .
                                                                               .
                                                                   EXHIBIT 99.2


CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER
ADJUSTED OPERATING INCOME WITHOUT GOODWILL AMORTIZATION (A)


                                             Total     Total                                              Total
                                              2000      2001    Q1 2002   Q2 2002    Q3 2002   Q4 2002     2002    Q1 2003
                                            --------  --------  --------  --------   --------  --------  --------  --------

Insurance Services Revenue                  $189,822  $227,727  $ 64,140  $ 67,031   $ 70,495  $ 68,616  $270,282  $ 76,134
Business Services Revenue                    206,359   226,115    57,080    62,656     60,625    59,002   239,363    63,859
Government Services Revenue                   26,911    41,294    12,036    13,057     18,682    25,623    69,398    17,136
Marketing Services Revenue                    63,549    76,461    23,717    27,950     27,467    26,699   105,833    25,573
Royalty Revenue                                6,364     6,808     1,597     1,542      1,563     1,153     5,855     1,303
                                            --------  --------  --------  --------   --------  --------  --------  --------
  Core Revenue (c)                          $493,005  $578,405  $158,570  $172,236   $178,832  $181,093  $690,731  $184,005
                                            ========  ========  ========  ========   ========  ========  ========  ========
Revenue from Divested & Discontinued
 Lines (b)                                    54,613    24,243        72        --         --        --        72        --
                                            --------  --------  --------  --------   --------  --------  --------  --------
  Service Revenue (d)                       $547,618  $602,648  $158,642  $172,236   $178,832  $181,093  $690,803  $184,005
Reimbursable Expenses per EITF
 01-14 (d)                                    37,392    38,028    10,019     9,923     10,098     8,480    38,520    10,944
                                            --------  --------  --------  --------   --------  --------  --------  --------
  Total Revenue                             $585,010  $640,676  $168,661  $182,159   $188,930  $189,573  $729,323  $194,949
                                            ========  ========  ========  ========   ========  ========  ========  ========

Insurance Services Operating Income (a)     $ 95,549  $120,507  $ 35,024  $ 35,502   $ 37,163  $ 36,950  $144,639  $ 42,436
Business Services Operating Income (a)        31,885    45,562    10,038    14,530     14,493    11,501    50,562    11,172
Government Services Operating Income (a)       6,862    10,641     2,482     2,763      5,056     8,561    18,862     4,399
Marketing Services Operating Income (a)       23,460    26,391     7,405     9,232      8,509     7,720    32,866     6,908
Royalty Operating Income                       3,804     4,400       997       933        932       464     3,326       646
Income from Reimbursable Expenses                 --        --        --        --         --        --        --        --
Divested & Discontinued Operating Income
 (a) (b)                                       9,250      (968)     (206)       --         --        --      (206)       --
Corporate                                    (43,503)  (49,278)  (11,518)  (16,885)   (16,163)  (15,619)  (60,185)  (13,758)
                                            --------  --------  --------  --------   --------  --------  --------  --------

Operating Income before other
 operating charges                          $127,307  $157,255  $ 44,222  $ 46,075   $ 49,990  $ 49,577  $189,864  $ 51,803
                                            ========  ========  ========  ========   ========  ========  ========  ========

Other operating charges (e)                  (28,419)  (28,718)       --    (7,342)        --        --    (7,342)       --
                                            --------  --------  --------  --------   --------  --------  --------  --------
OPERATING INCOME                            $ 98,888  $128,537  $ 44,222  $ 38,733   $ 49,990  $ 49,577  $182,522  $ 51,803
                                            ========  ========  ========  ========   ========  ========  ========  ========

CORE REVENUE GROWTH RATE                        23.8%     17.3%     18.0%     22.9%      16.9%     20.1%     19.4%     16.0%

OPERATING MARGINS

Insurance Services                              50.3%     52.9%     54.6%     53.0%      52.7%     53.9%     53.5%     55.7%
Business Services                               15.5%     20.1%     17.6%     23.2%      23.9%     19.5%     21.1%     17.5%
Government Services                             25.5%     25.8%     20.6%     21.2%      27.1%     33.4%     27.2%     25.7%
Marketing Services                              36.9%     34.5%     31.2%     33.0%      31.0%     28.9%     31.1%     27.0%
Divested & Discontinued
 Lines (b)                                      16.9%    -4.0%   -286.1%       n/a        n/a       n/a   -286.1%       n/a
ChoicePoint excluding other operating
 charges, as a percentage of service
 revenue (d) (e)                                23.2%     26.1%     27.9%     26.8%      28.0%     27.4%     27.5%     28.2%

OPERATING INCOME AS A PERCENTAGE OF
 SERVICE REVENUE (D)                            18.1%     21.3%     27.9%     22.5%      28.0%     27.4%     26.4%     28.2%

                                                                          Total                                             Total
                                          Q2 2003   Q3 2003    Q4 2003     2003    Q1 2004   Q2 2004   Q3 2004   Q4 2004     2004
                                          --------  --------   --------  --------  --------  --------  --------  --------  --------

Insurance Services Revenue                $ 77,922  $ 78,100   $ 76,968  $309,124  $ 86,727  $ 88,129  $ 90,880  $ 86,989  $352,725
Business Services Revenue                   69,014    72,069     71,206   276,148    75,941    87,547    94,041    92,352   349,881
Government Services Revenue                 14,778    15,011     16,410    63,335    17,741    23,530    21,590    21,073    83,934
Marketing Services Revenue                  25,676    22,631     22,762    96,642    22,811    23,224    23,585    23,769    93,389
Royalty Revenue                              1,389     1,305      1,105     5,102     1,165     1,270     1,370       699     4,504
                                          --------  --------   --------  --------  --------  --------  --------  --------  --------
  Core Revenue (c)                        $188,779  $189,116   $188,451  $750,351  $204,385  $223,700  $231,466  $224,882  $884,433
                                          ========  ========   ========  ========  ========  ========  ========  ========  ========
Revenue from Divested & Discontinued
 Lines (b)                                      --        --         --        --        --        --        --        --        --
                                          --------  --------   --------  --------  --------  --------  --------  --------  --------
  Service Revenue (d)                     $188,779  $189,116   $188,451  $750,351  $204,385  $223,700  $231,466  $224,882  $884,433
Reimbursable Expenses per EITF
 01-14 (d)                                  10,470    12,402     11,579    45,395    12,860     7,691     6,149     7,580    34,280
                                          --------  --------   --------  --------  --------  --------  --------  --------  --------
  Total Revenue                           $199,249  $201,518   $200,030  $795,746  $217,245  $231,391  $237,615  $232,462  $918,713
                                          ========  ========   ========  ========  ========  ========  ========  ========  ========

Insurance Services Operating Income (a)   $ 44,364  $ 43,998   $ 41,720  $172,518  $ 47,260  $ 48,401  $ 50,714  $ 49,340  $195,715
Business Services Operating Income (a)      15,321    15,694     14,353    56,540    14,357    17,052    21,084    20,945    73,438
Government Services Operating Income (a)     3,264     2,958      3,919    14,540     4,114     7,275     4,726     5,349    21,464
Marketing Services Operating Income (a)      7,374     3,580      3,987    21,849     4,287     4,408     4,583     5,373    18,651
Royalty Operating Income                       626       416        380     2,068       204       661       798       399     2,062
Income from Reimbursable Expenses               --        --         --        --        --        --        --        --
Divested & Discontinued Operating Income
 (a) (b)                                        --        --         --        --        --        --        --        --
Corporate                                  (16,469)  (14,850)   (12,936)  (58,013)  (15,951)  (18,306)  (17,869)  (17,426)  (69,552)
                                          --------  --------   --------  --------  --------  --------  --------  --------  --------

Operating Income before other
 operating charges                        $ 54,480  $ 51,796   $ 51,423  $209,502  $ 54,271  $ 59,491  $ 64,036  $ 63,980  $241,778
                                          ========  ========   ========  ========  ========  ========  ========  ========  ========

Other operating charges (e)                (19,817)   (4,022)    (7,103)  (30,942)       --        --        --        --        --
                                          --------  --------   --------  --------  --------  --------  --------  --------  --------
OPERATING INCOME                          $ 34,663  $ 47,774   $ 44,320  $178,560  $ 54,271  $ 59,491  $ 64,036  $ 63,980  $241,778
                                          ========  ========   ========  ========  ========  ========  ========  ========  ========

CORE REVENUE GROWTH RATE                       9.6%      5.8%       4.1%      8.6%     11.1%     18.5%     22.4%     19.3%     17.9%

OPERATING MARGINS

Insurance Services                            56.9%     56.3%      54.2%     55.8%     54.5%     54.9%     55.8%     56.7%     55.5%
Business Services                             22.2%     21.8%      20.2%     20.5%     18.9%     19.5%     22.4%     22.7%     21.0%
Government Services                           22.1%     19.7%      23.9%     23.0%     23.2%     30.9%     21.9%     25.4%     25.6%
Marketing Services                            28.7%     15.8%      17.5%     22.6%     18.8%     19.0%     19.4%     22.6%     20.0%
Divested & Discontinued
 Lines (b)                                     n/a       n/a        n/a       n/a       n/a       n/a       n/a       n/a       n/a
ChoicePoint excluding other operating
 charges, as a percentage of service
 revenue (d) (e)                              28.9%     27.4%      27.3%     27.9%     26.6%     26.6%     27.7%     28.5%     27.3%

OPERATING INCOME AS A PERCENTAGE OF
 SERVICE REVENUE (D)                          18.4%     25.3%      23.5%     23.8%     26.6%     26.6%     27.7%     28.5%     27.3%


(a) FASB Statement No. 142 discontinued the amortization of goodwill as of January 1, 2002. For comparison purposes, the above data excludes goodwill amortization in 2000-2001 as if FASB No. 142 was effective January 1, 2000.

(b) Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.

(c) Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards

(d) Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbused, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, core revenue and internal growth

(e) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards

CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER


                                   Total       Total                                                       Total
                                    2000        2001       Q1 2002     Q2 2002     Q3 2002     Q4 2002      2002       Q1 2003
                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

Insurance Services Revenue        $ 189,822   $ 227,727   $  64,140   $  67,031   $  70,495   $  68,616   $ 270,282   $  76,134
Business Services Revenue           206,359     226,115      57,080      62,656      60,625      59,002     239,363      63,859
Government Services Revenue          26,911      41,294      12,036      13,057      18,682      25,623      69,398      17,136
Marketing Services Revenue           63,549      76,461      23,717      27,950      27,467      26,699     105,833      25,573
Royalty Revenue                       6,364       6,808       1,597       1,542       1,563       1,153       5,855       1,303
                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Core Revenue (b)                $ 493,005   $ 578,405   $ 158,570   $ 172,236   $ 178,832   $ 181,093   $ 690,731   $ 184,005
                                  =========   =========   =========   =========   =========   =========   =========   =========
Revenue from Divested &
 Discontinued Lines (a)              54,613      24,243          72          --          --          --          72          --
                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Service revenue (c)             $ 547,618   $ 602,648   $ 158,642   $ 172,236   $ 178,832   $ 181,093   $ 690,803   $ 184,005
Reimbursable Expenses per
 EITF 01-14 (c)                      37,392      38,028      10,019       9,923      10,098       8,480      38,520      10,944
                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Total Revenue                   $ 585,010   $ 640,676   $ 168,661   $ 182,159   $ 188,930   $ 189,573   $ 729,323   $ 194,949
                                  =========   =========   =========   =========   =========   =========   =========   =========

Insurance Services Operating
 Income                           $  94,892   $ 119,407   $  35,024   $  35,502   $  37,163   $  36,950   $ 144,639   $  42,436
Business Services Operating
 Income                              22,515      34,692      10,038      14,530      14,493      11,501      50,562      11,172
Government Services Operating
 Income                               6,862      10,397       2,482       2,763       5,056       8,561      18,862       4,399
Marketing Services Operating
 Income                              19,285      22,185       7,405       9,232       8,509       7,720      32,866       6,908
Royalty Operating Income              3,804       4,400         997         933         932         464       3,326         646
Income from Reimbursable
 Expenses                                --          --          --          --          --          --          --          --
Divested & Discontinued Operating
 Income (a)                           8,045      (1,771)       (206)         --          --          --        (206)         --
Corporate                           (43,503)    (49,278)    (11,518)    (16,885)    (16,163)    (15,619)    (60,185)    (13,758)
                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

Operating Income before other
 operating charges                $ 111,900   $ 140,032   $  44,222   $  46,075   $  49,990   $  49,577   $ 189,864   $  51,803
                                  =========   =========   =========   =========   =========   =========   =========   =========

Other operating charges (d)         (28,419)    (28,718)         --      (7,342)         --          --      (7,342)         --
                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
OPERATING INCOME                  $  83,481   $ 111,314   $  44,222   $  38,733   $  49,990   $  49,577   $ 182,522   $  51,803
                                  =========   =========   =========   =========   =========   =========   =========   =========

OPERATING MARGINS

Insurance Services                     50.0%       52.4%       54.6%       53.0%       52.7%       53.9%       53.5%       55.7%
Business Services                      10.9%       15.3%       17.6%       23.2%       23.9%       19.5%       21.1%       17.5%
Government Services                    25.5%       25.2%       20.6%       21.2%       27.1%       33.4%       27.2%       25.7%
Marketing Services                     30.3%       29.0%       31.2%       33.0%       31.0%       28.9%       31.1%       27.0%
Divested & Discontinued
 Lines (a)                             14.7%       -7.3%     -286.1%        n/a         n/a         n/a      -286.1%        n/a
ChoicePoint excluding other
 operating charges, as a
 percentage of service revenue
 (c) (d)                               20.4%       23.2%       27.9%       26.8%       28.0%       27.4%       27.5%       28.2%
OPERATING INCOME AS A PERCENTAGE
 OF SERVICE REVENUE (C)                15.2%       18.5%       27.9%       22.5%       28.0%       27.4%       26.4%       28.2%
OPERATING INCOME AS A PERCENTAGE
 OF TOTAL REVENUE                      14.3%       17.4%       26.2%       21.3%       26.5%       26.2%       25.0%       26.6%

INTERNAL GROWTH RATES (E)

Insurance Services                     18.0%       16.3%       17.5%       17.0%       18.5%       18.0%       17.8%       17.2%
Business Services                       (f)        -3.5%       -7.3%        1.2%        3.1%       -1.2%       -0.9%       -4.2%
Government Services                     (f)        25.9%       20.9%       32.4%       58.2%      103.4%       59.3%       42.4%
Marketing Services                     17.0%        2.3%        3.4%        5.4%        4.9%        6.7%        5.2%       -2.4%
Total ChoicePoint                      15.8%        6.6%        5.7%       10.0%       13.4%       15.6%       11.4%        8.1%


                                                                    Total                                                   Total
                                   Q2 2003    Q3 2003    Q4 2003     2003      Q1 2004    Q2 2004    Q3 2004    Q4 2004      2004
                                  --------   --------   --------   --------   --------   --------   --------   --------   --------

Insurance Services Revenue        $ 77,922   $ 78,100   $ 76,968   $309,124   $ 86,727   $ 88,129   $ 90,880   $ 86,989   $352,725
Business Services Revenue           69,014     72,069     71,206    276,148     75,941     87,547     94,041     92,352    349,881
Government Services Revenue         14,778     15,011     16,410     63,335     17,741     23,530     21,590     21,073     83,934
Marketing Services Revenue          25,676     22,631     22,762     96,642     22,811     23,224     23,585     23,769     93,389
Royalty Revenue                      1,389      1,305      1,105      5,102      1,165      1,270      1,370        699      4,504
                                  --------   --------   --------   --------   --------   --------   --------   --------   --------
  Core Revenue (b)                $188,779   $189,116   $188,451   $750,351   $204,385   $223,700   $231,466   $224,882   $884,433
                                  ========   ========   ========   ========   ========   ========   ========   ========   ========
Revenue from Divested &
 Discontinued Lines (a)                 --         --         --         --         --         --         --         --         --
                                  --------   --------   --------   --------   --------   --------   --------   --------   --------
  Service revenue (c)             $188,779   $189,116   $188,451   $750,351   $204,385   $223,700   $231,466   $224,882   $884,433
Reimbursable Expenses per
 EITF 01-14 (c)                     10,470     12,402     11,579     45,395     12,860      7,691      6,149      7,580     34,280
                                  --------   --------   --------   --------   --------   --------   --------   --------   --------
  Total Revenue                   $199,249   $201,518   $200,030   $795,746   $217,245   $231,391   $237,615   $232,462   $918,713
                                  ========   ========   ========   ========   ========   ========   ========   ========   ========

Insurance Services Operating
 Income                           $ 44,364   $ 43,998   $ 41,720   $172,518   $ 47,260   $ 48,401   $ 50,714   $ 49,340   $195,715
Business Services Operating
 Income                             15,321     15,694     14,353     56,540     14,357     17,052     21,084     20,945     73,438
Government Services Operating
 Income                              3,264      2,958      3,919     14,540      4,114      7,275      4,726      5,349     21,464
Marketing Services Operating
 Income                              7,374      3,580      3,987     21,849      4,287      4,408      4,583      5,373     18,651
Royalty Operating Income               626        416        380      2,068        204        661        798        399      2,062
Income from Reimbursable
 Expenses                               --         --         --         --         --         --         --         --
Divested & Discontinued Operating
 Income (a)                             --         --         --         --         --         --
Corporate                          (16,469)   (14,850)   (12,936)   (58,013)   (15,951)   (18,306)   (17,869)   (17,426)   (69,552)
                                  --------   --------   --------   --------   --------   --------   --------   --------   --------

Operating Income before other
 operating charges                $ 54,480   $ 51,796   $ 51,423   $209,502   $ 54,271   $ 59,491   $ 64,036   $ 63,980   $241,778
                                  ========   ========   ========   ========   ========   ========   ========   ========   ========

Other operating charges (d)        (19,817)    (4,022)    (7,103)   (30,942)        --         --         --         --         --
                                  --------   --------   --------   --------   --------   --------   --------   --------   --------
OPERATING INCOME                  $ 34,663   $ 47,774   $ 44,320   $178,560   $ 54,271   $ 59,491   $ 64,036   $ 63,980   $241,778
                                  ========   ========   ========   ========   ========   ========   ========   ========   ========

OPERATING MARGINS

Insurance Services                    56.9%      56.3%      54.2%      55.8%      54.5%      54.9%      55.8%      56.7%      55.5%
Business Services                     22.2%      21.8%      20.2%      20.5%      18.9%      19.5%      22.4%      22.7%      21.0%
Government Services                   22.1%      19.7%      23.9%      23.0%      23.2%      30.9%      21.9%      25.4%      25.6%
Marketing Services                    28.7%      15.8%      17.5%      22.6%      18.8%      19.0%      19.4%      22.6%      20.0%
Divested & Discontinued
 Lines (a)                             n/a        n/a        n/a        n/a        n/a        n/a        n/a        n/a        n/a
ChoicePoint excluding other
 operating charges, as a
 percentage of service revenue
 (c) (d)                              28.9%      27.4%      27.3%      27.9%      26.6%      26.6%      27.7%      28.5%      27.3%
OPERATING INCOME AS A PERCENTAGE
 OF SERVICE REVENUE (C)               18.4%      25.3%      23.5%      23.8%      26.6%      26.6%      27.7%      28.5%      27.3%
OPERATING INCOME AS A PERCENTAGE
 OF TOTAL REVENUE                     17.4%      23.7%      22.2%      22.4%      25.0%      25.7%      26.9%      27.5%      26.3%

INTERNAL GROWTH RATES (E)

Insurance Services                    15.0%      10.1%       9.5%      12.8%      12.2%      11.4%      14.8%      10.3%      12.2%
Business Services                     -5.8%       0.9%       5.0%      -1.1%      13.3%       9.2%       8.1%      11.0%      10.3%
Government Services                   13.2%     -19.6%     -36.0%      -8.7%     -12.8%       6.3%      -0.8%      -5.9%      -3.7%
Marketing Services                   -13.6%     -21.7%     -18.7%     -14.5%     -10.8%      -9.5%       4.2%       4.4%      -3.4%
Total ChoicePoint                      2.4%      -1.2%      -2.6%       1.5%       6.9%       7.2%       9.7%       8.2%       8.0%


(a) Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.

(b) Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards

(c) Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbused, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, core revenue and internal growth

(d) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards

(e) Internal revenue growth is the revenue growth from comparable business units for the same period in the prior year and excludes revenue from reimbursable expenses, acquisitions, divested and discontinued product lines and discontinued operations. This measure is used by management to analyze the performance of the business segments and as a criteria component for incentive compensation awards.

(f) 1999 revenue data not available in this detail due to the merger with DBT Technologies, Inc. as of 5/16/2000 that was accounted for as a pooling-of-interests transaction

CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER


                                         Total     Total     Total     Total                                            Total
                                          1998      1999      2000      2001    Q1 2002    Q2 2002   Q3 2002  Q4 2002    2002
                                        -------   -------   -------   -------  ---------   -------   -------  -------  --------

NET INCOME                              $42,315   $42,197   $43,822   $50,334  $   2,998   $24,113   $31,262  $31,454  $ 89,827
EPS                                     $  0.52   $  0.52   $  0.52   $  0.58  $    0.03   $  0.27   $  0.35  $  0.35  $   1.01
Less:
 Cumulative change in accounting
  principle, net                             --        --        --        --    (24,416)       --        --       --   (24,416)
 Income from discontinued operations,
  net of tax                              4,037     3,997     3,656     4,632      1,575     1,707     1,704    1,585     6,571
 Gain on sale of discontinued
  operations, net                            --        --        --        --         --        --        --       --        --
                                        -------   -------   -------   -------  ---------   -------   -------  -------  --------
 Net income from continuing operations  $38,278   $38,200   $40,166   $45,702  $  25,839   $22,406   $29,558  $29,869  $107,672
EPS from continuing operations                    $  0.47   $  0.47   $  0.48  $    0.52   $  0.29   $  0.25  $  0.33  $   0.34

Add back: goodwill amortization net
 of taxes (a)                             5,401     9,397    12,885    12,638         --                  --       --        --
Net income from continuing operations
 excluding goodwill amortization (a)    $43,679   $47,597   $53,051   $58,340  $  25,839   $22,406   $29,558  $29,869  $107,672
                                        =======   =======   =======   =======  =========   =======   =======  =======  ========
EPS from continuing operations
 excluding goodwill amortization (a)              $  0.54   $  0.58   $  0.63  $    0.67   $  0.29   $  0.25  $  0.33  $   0.34
Add back:
 Other operating charges (b)             (5,049)     (513)   28,419    28,718         --     7,342        --       --     7,342
 Tax provision (benefit) related to
  other operating charges                 2,114       (78)   (8,604)    3,879         --    (2,818)       --       --    (2,818)
                                        -------   -------   -------   -------  ---------   -------   -------  -------  --------
INCOME FROM CONTINUING OPERATIONS
 EXCLUDING OTHER OPERATING CHARGES
 & GOODWILL AMORTIZATION (A)(B)         $40,744   $47,006   $72,866   $90,937  $  25,839   $26,930   $29,558  $29,869  $112,196
                                        =======   =======   =======   =======  =========   =======   =======  =======  ========
EPS from continuing operations
 excluding other operating charges
 & goodwill amortization (a)(b)         $  0.51   $  0.58   $  0.87  $    1.04   $  0.29   $  0.30  $  0.33  $   0.34   $  1.26


Wtd Avg Shares                           80,616    81,591    84,139    87,151     88,969    89,692    89,612   89,064    89,194


                                                                               Total                                        Total
                                        Q1 2003  Q2 2003   Q3 2003   Q4 2003    2003   Q1 2004  Q2 2004  Q3 2004  Q4 2004    2004
                                        -------  -------   -------   -------  -------- -------  -------  -------  -------  --------

NET INCOME                              $65,175  $20,853   $29,055   $26,909  $141,992 $33,262  $36,323  $39,153  $39,217  $147,955
EPS                                     $  0.73  $  0.23   $  0.32   $  0.30  $   1.58 $  0.37  $  0.40  $  0.43  $  0.43  $   1.62
Less:
 Cumulative change in accounting
  principle, net                             --       --        --        --        --      --       --                          --
 Income from discontinued operations,
  net of tax                                991       --        --        --       991      --       --                          --
 Gain on sale of discontinued
  operations, net                        32,893       --        --        --    32,893      --       --       --       --        --
                                        -------  -------   -------   -------  -------- -------  -------  -------  -------  --------
 Net income from continuing operations  $31,291  $20,853   $29,055   $26,909  $108,108 $33,262  $36,323  $39,153  $39,217  $147,955
EPS from continuing operations          $  1.21  $  0.35   $  0.23   $  0.32  $   0.30 $  1.21  $  0.37  $  0.40  $  0.43  $   1.62

Add back: goodwill amortization net
 of taxes (a)                                --       --        --        --        --      --       --       --       --        --
Net income from continuing operations
 excluding goodwill amortization (a)    $31,291  $20,853   $29,055   $26,909  $108,108 $33,262  $36,323  $39,153  $33,217  $147,955
                                        =======  =======   =======   =======  ======== =======  =======  =======  =======  ========
EPS from continuing operations
 excluding goodwill amortization (a)    $  1.21  $  0.35   $  0.23   $  0.32  $   0.30 $  1.21  $  0.37  $  0.40  $  0.43  $   1.62
Add back:
 Other operating charges (b)                 --   19,817     4,022     7,103    30,942      --       --       --       --        --
 Tax provision (benefit) related to
  other operating charges                    --   (7,609)   (1,545)   (2,728)  (11,882)     --       --       --       --        --
                                        -------  -------   -------   -------  -------- -------  -------  -------  -------  --------
INCOME FROM CONTINUING OPERATIONS
 EXCLUDING OTHER OPERATING CHARGES
 & GOODWILL AMORTIZATION (A)(B)         $31,291  $33,061   $31,532   $31,284  $127,168 $33,262  $36,323  $39,153  $39,217  $147,955
                                        =======  =======   =======   =======  ======== =======  =======  =======  =======  ========
EPS from continuing operations
 excluding other operating charges
 & goodwill amortization (a)(b)         $ 0.35   $  0.37   $  0.35   $  0.35  $   1.42 $  0.37  $  0.40  $ 0.43  $  0.43   $   1.62


Wtd Avg Shares                           89,374   89,354    89,866    89,923    89,686  90,368   91,282   91,542   91,830    91,305


(a) FASB Statement No. 142 discontinued the amortization of goodwill as of January 1, 2002. For comparison purposes, the above data excludes goodwill amortization in 1998-2001 as if FASB No. 142 was effective January 1, 1998.

(b) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards and include the following components which are more fully described in our Annual Report on Form 10-K for the applicable years:


                                       Total       Total       Total      Total                                            Total
                                        1998        1999        2000       2001    Q1 2002   Q2 2002   Q3 2002  Q4 2002     2002
                                       ------      ------      ------     ------   -------   -------   -------  -------    ------

Merger transaction costs                   --          --      11,579         --       --         --       --       --         --
Merger personnel related costs            838          --       3,780      1,832       --         --       --       --         --
Other merger integration costs             --          --       3,629      2,433       --         --       --       --         --
Write down of minority investments         --         817          --         --       --      2,370       --       --      2,370
Asset impairments                       2,920         732       6,954     12,693       --      2,985       --       --      2,985
Nonmerger severance                        --         451       1,885        838       --        567       --       --        567
Other one-time charges                     --          --         592         69       --      1,420       --       --      1,420
(Gain) loss on sale of business        (8,807)     (2,513)         --     10,853       --         --       --       --         --
                                       ------      ------      ------     ------     ----     ------     ----     ----     ------
Total other operating charges          (5,049)       (513)     28,419     28,718       --      7,342       --       --      7,342
                                       ======      ======      ======     ======     ====     ======     ====     ====     ======


                                                                                 Total                                        Total
                                     Q1 2003   Q2 2003    Q3 2003    Q4 2003      2003    Q1 2004  Q2 2004  Q3 2004  Q4 2004   2004
                                     -------   -------    -------    -------     ------   -------  -------  -------  -------  -----

Merger transaction costs                 --         --         --         --         --       --       --       --       --      --
Merger personnel related costs           --         --         --         --         --       --       --       --       --      --
Other merger integration costs           --         --         --         --         --       --       --       --       --      --
Write down of minority investments       --         --         --         --         --       --       --       --       --      --
Asset impairments                        --     12,490      3,015      5,845     21,350       --       --       --       --      --
Nonmerger severance                      --      2,848        882        624      4,354       --       --       --       --      --
Other one-time charges                   --      4,479        125        634      5,238       --       --       --       --      --
(Gain) loss on sale of business          --         --         --         --         --       --       --       --       --      --
                                       ----     ------     ------     ------     ------     ----     ----     ----     ----    ----
Total other operating charges            --     19,817      4,022      7,103     30,942       --       --       --       --      --
                                       ====     ======     ======     ======     ======     ====     ====     ====     ====    ====